Page 1 of 18 UNITED STATES BANKRUPTCY COURT DISTRICT OF NEW HAMPSHIRE X In re: : Chapter 11 : GT ADVANCED TECHNOLOGIES INC., et. al., : Case No. 14-11916 (HJB) : Debtors [1] : Jointly Administered X DEBTORS' ADDRESS: 243 Daniel Webster Highway Merrimack, NH 03054 DEBTORS' ATTORNEYS: PAUL HASTINGS LLP Park Avenue Tower 75 East 55th Street, First Floor New York, New York 10022 Telephone: (212) 318-6000 Facsimile: (212) 319-4090 Luc A. Despins, Esq. Andrew V. Tenzer, Esq. James T. Grogan, Esq. /s/Kanwardev Raja Singh Bal March 30, 2015 Kanwardev Raja Singh Bal Date Vice President and Chief Financial Officer Notes: [2] The Monthly Operating Report covers a period coinciding with the Debtors' standard reporting period. [1] The Debtors, along with the last four digits of each debtor’s tax identification number, as applicable, are: GT Advanced Technologies Inc. (6749), GTAT Corporation (1760), GT Advanced Equipment Holding LLC (8329), GT Equipment Holdings, Inc. (0040), Lindbergh Acquisition Corp. (5073), GT Sapphire Systems Holding LLC (4417), GT Advanced Cz LLC (9815), GT Sapphire Systems Group LLC (5126), and GT Advanced Technologies Limited (1721). The Debtors’ corporate headquarters are located at 243 Daniel Webster Highway, Merrimack, NH 03054. Monthly Operating Report For the Period of February 1, 2015 to February 28, 2015 [2] This Monthly Operating Report ("MOR") has been prepared solely for the purposes of complying with the monthly reporting requirements applicable in these Chapter 11 cases and is in a format that the Debtors believe is acceptable to the United States Trustee. The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited, and is not prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Cover Page Page 2 of 18 UNITED STATES BANKRUPTCY COURT DISTRICT OF NEW HAMPSHIRE In re GT ADVANCED TECHNOLOGIES INC. et al., Case No. 14-11916 Reporting Period 2/1/15 - 2/28/15 MONTHLY OPERATING REPORT Submit copy of report to any official committee appointed in the case REQUIRED DOCUMENTS Form No. Document Attached Explanation Attached Monthly Reporting Questionnaire MOR-1 Yes No Schedule of Cash Receipts and Disbursements MOR-2 Yes No Bank Account Reconciliation MOR-2 (Cont) Yes No Copies of Debtor's Bank Reconciliations No No Copies of Debtor's Bank Statements No No Copies of Cash Disbursements Journals No No Statement of Operations MOR-3 Yes No Balance Sheet MOR-4 Yes No Schedule of Post-Petition Liabilities MOR-5 Yes No Copies of IRS Form 6123 or payment receipt No No Copies of tax returns filed during reporting period No No Detailed listing of aged accounts payables No No Accounts Receivable Reconciliation and Aging MOR-6 Yes No

MOR-1 Page 3 of 18 GT ADVANCED TECHNOLOGIES INC. et al., Case No. 14-11916 Debtor Reporting Period 2/1/15 - 2/28/15 MONTHLY REPORTING QUESTIONNAIRE Must be completed each month Yes No 5. If the answer to question 3 and/or 4 is yes, were all such payments approved by the Court?  7. Have all postpetition tax returns been timely filed? If no, provide an explanation below.  8. Is the estate current on the payment of post-petition taxes?  10. Is workers' compensation insurance in effect?  12. Are a plan and disclosure statement on file?  13. Was there any post-petition borrowing during this reporting period?  Explanations:  See attached schedules for numbers 3, 4 and 6. Have any funds been disbursed from any account other than a debtor-in-possession account this reporting period? If yes, provide an explanation below. Have any payments been made to professionals? If yes, attach listing including date of payment, amount of payment, and name of payee. Have any payments been made to officers, insiders, shareholders, or relatives? If yes, attach listing including date of payment, amount and reason for payment, and name of payee. Is the estate insured for the replacement cost of assets and for general liability? If no, provide an explanation below. Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? If yes, attach listing including date of payment, amount of payment, and name of payee.    6. 4. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below. Have all current insurance payments been made? Attach copies of all new and renewed insurance policies.  3. 9. 11.   1. 2.

MOR-2 Page 4 of 18 GT ADVANCED TECHNOLOGIES INC. et al., Case No. 14-11916 Debtor Reporting Period 2/1/15 - 2/28/15 SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS Case No. Case Name Bank Cash Receipts [1] Bank Cash Disbursements [2] Inter-Debtor Transfers 14-11916 GT Advanced Technologies Inc. -$ -$ -$ 14-11917 GT Equipment Holdings, Inc. - - - 14-11919 GTAT Corporation 2,174,551 (8,120,847) - 14-11920 GT Advanced Technologies Limited 9,852 (900,928) (545,500) 14-11922 Lindbergh Acquisition Corp. - (18) - 14-11923 GT Sapphire Systems Group LLC 232,248 (784,862) 545,500 14-11924 GT Sapphire Systems Holding LLC - - - 14-11925 GT Advanced CZ LLC - (528) - 14-11929 GT Advanced Equipment Holding LLC - (1,009) - Total Debtors 2,416,651$ (9,808,192)$ -$ Total Disbursements [2] (9,808,192)$ Less: Transfers To Debtor In Possession Accounts - Plus: Estate Disbursements Made By Outside Sources (I.E. From Escrow Accounts) - Total Disbursements For Calculating U.S. Trustee Quarterly Fees (9,808,192)$ Notes: [2] Represents operating disbursements, restructuring disbursements and bank fees (excluding intercompany funding activity between Debtors). DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES [1] Represents all receipts (excluding intercompany funding activity by and among Debtors).

MOR-2 (cont) Page 5 of 18 GT ADVANCED TECHNOLOGIES INC. et al., Case No. 14-11916 Debtor Reporting Period 2/1/15 - 2/28/15 BANK ACCOUNT RECONCILIATIONS [1] Entity Bank Account No. [2] Description Ending Bank Balance GT Advanced Cz LLC Bank of America 5023 Deposit Account 205,066$ GT Advanced Cz LLC Bank of America 6497 Deposit Account - GT Advanced Equipment Holding LLC Bank of America 8144 Deposit Account 15,155 GT Advanced Equipment Holding LLC Bank of America 3803 Investment Account [7] - GT Advanced Technologies Limited Bank of America US 7350 Deposit Account 21,792,623 GT Advanced Technologies Limited Bank of America Hong Kong 2014 Deposit Account 220,984 GT Advanced Technologies Limited Bank of America Hong Kong 2022 Deposit Account 2,440,906 GT Advanced Technologies Limited Bank of America Hong Kong 2030 Deposit Account - GT Advanced Technologies Limited Bank of America Hong Kong 2048 Deposit Account - GT Advanced Technologies Limited Bank of America Hong Kong 2056 Deposit Account 4,049 GT Advanced Technologies Limited Bank of America Hong Kong 9201 Deposit Account 1,330,350 GT Sapphire Systems Group LLC Bank of America 7965 Deposit Account 689,799 GT Sapphire Systems Group LLC Bank of America 9105 Deposit Account - GT Sapphire Systems Group LLC Wells Fargo 2633 Operating Account [3] - GTAT Corporation Bank of America 3294 Deposit Account 38,618,142 GTAT Corporation Bank of America 5002 Deposit Account - GTAT Corporation Bank of America 5254 Investment Account [8] - GTAT Corporation Bank of America 4718 Investment Account [9] - GTAT Corporation Santander Bank 8960 Money market Account [4] - GTAT corporation Bank of America 4487 Deposit Account - GTAT corporation Bank of America 6508 Utility Account [5] 176,965 GTAT corporation Bank of America 9956 Collateral Account [6] 840,231 GTAT Corporation d/b/a Crystal Systems Bank of America 1546 Deposit Account 2,472,836 GTAT Corporation d/b/a Crystal Systems Bank of America 7590 Deposit Account - Lindbergh Acquisition Corp Bank of America 8343 Deposit Account 76,604 Total Debtors Bank Cash 68,883,710$ Notes: [7] BOA EUR account (5002) was closed on January 26, 2015 [8] BOA investment account (5254) was closed on February 12, 2015 [9] BOA investment account (4718) was closed on February 12, 2015 [6] Subsequent to the period end, the Bank of America collateral account (account no. 9956) was opened for purposes of holding funds for cash collateralized standby letters of credit. [1] As part of the Debtors monthly close process, all bank accounts have been reconciled to the applicable bank statements without exception. The Debtors were authorized to use these accounts on a postpetition basis pursuant to the final order signed on October 9, 2014 approving use of the existing cash management system, banks and financial institutions to honor and process checks and transfers, continued use of intercompany transactions, and authorizing debtors to use existing bank accounts and existing business forms (Docket No. 0064). [2] Last four digits of the account number. [3] The Wells Fargo operating account (account no. 2633) was closed January 26, 2015. [5] Pursuant to a final order on October 30, 2014, the Company created an account for adequate assurance for utility providers (Docket No. 0388). [4] The Santander money market account (account no. 8960) was closed in October 2014.

MOR-3 Page 6 of 18 GT ADVANCED TECHNOLOGIES INC. et al., Case No. 14-11916 Debtor Reporting Period 2/1/15 - 2/28/15 STATEMENT OF OPERATIONS See Exhbit A.

MOR-4 Page 7 of 18 GT ADVANCED TECHNOLOGIES INC. et al., Case No. 14-11916 Debtor Reporting Period 2/1/15 - 2/28/15 BALANCE SHEET See Exhbit A.

MOR-5 Page 8 of 18 GT ADVANCED TECHNOLOGIES INC. et al., Case No. 14-11916 Debtor Reporting Period 2/1/15 - 2/28/15 STATUS OF POST-PETITION TAXES [1] [2] Beginning Amount Ending Tax Withheld or Amount Date Check No. Tax Liability Accrued Paid Paid or EFT Liability Federal Income Tax Withholding -$ 355,162$ (355,162)$ Various Various -$ FICA-Employee - 175,989 (175,989) Various Various - FICA-Employer - 175,989 (175,989) Various Various - Unemployment - 619 (619) Various Various - Income - - - Various Various - Other: - - - Various Various - Total Federal Taxes -$ 707,759$ (707,759)$ -$ State and Local Income Tax Withholding -$ 75,775$ (75,775)$ Various Various -$ Sales 1,678 7,070 (1,678) Various Various 7,070 Use Various Various - Excise Various Various - Unemployment 20,398 (20,398) Various Various - Real Property 13,409 (13,409) Various Various - Personal Property 577,909 154,411 (3,941) Various Various 728,379 Other: 4,167 (4,167) Various Various - Total State and Local 579,587$ 275,230$ (119,367)$ 735,449$ Withholding for Employee Healthcare [3] - - - - Premiums, Pensions & Other Benefits [3] - - - - Total Taxes 579,587$ 982,989$ (827,127)$ 735,449$ SUMMARY OF UNPAID POST-PETITION DEBTS Number of Days Past Due Current 0-30 [8] 31-60 [8] 61-90 [8] Over 90 [8] Total Accounts Payable [4], [5] 2,023,391$ 313,835$ 58,708$ 99,549$ 32,414$ 2,527,898$ Amounts Due to Insiders [6] [7] - - - - - - Total Postpetition Debts 2,023,391$ 313,835$ 58,708$ 99,549$ 32,414$ 2,527,898$ Notes: [1] Copies of IRS Form 6123 and all state, local and federal tax forms and returns can be provided to the UST upon request. [2] This schedule excludes any taxes related to the Hong Kong entity GT Advanced Technologies Limited. [3] The Company does withhold premiums for various benefit programs but there were no taxes related to these amounts. [8] Amounts reflected as past due are based upon standard invoice terms for the vendor. In some instances, a past due amount is a result of enhanced terms (typically 45 days from date of invoice) that have been negotiated with the majority of these vendors and they are being paid consistent with past practices. In some instances, past due amounts relate to pending motions, pending discovery, alleged possessory liens, ongoing settlement negotiations, or other legal issues that require further analysis by the Debtor. [7] Excludes any accrued but unpaid amounts related to compensation, expense reimbursements and benefits. [4] Reflects only trade related payables. Aging schedule excludes accruals and unbilled inventory. [5] As of the filing of this report, the Company has not fully completed the bifurcation of pre and post-petition invoices. As such, the aging may include certain prepetition amounts. [6] Solely, for purposes of this monthly operating report, the Debtors define “insiders” to include the following: (a) members of the board of directors of GT Advanced Technologies Inc.; and (b) statutory “officers” under section 16 of the Securities Exchange Act. The Debtors do not take any position with respect to: (a) such person’s influence over the control of the Debtors; (b) the management responsibilities or functions of such individual; (c) the decision-making or corporate authority of such individual; or (d) whether such individual could successfully argue that he or she, at the time of receipt of any transfers, was not an “insider” under applicable law (including for the purposes of section 503(c) of the Bankruptcy Code), including the federal securities laws, or with respect to any theories of liability or for any other purpose.

MOR-6 Page 9 of 18 GT ADVANCED TECHNOLOGIES INC. et al., Case No. 14-11916 Debtor Reporting Period 2/1/15 - 2/28/15 ACCOUNTS RECEIVABLE RECONCILIATION AND AGING Accounts Receivable Reconciliation Amount Total Accounts Receivable at the beginning of the reporting period 5,366,478$ + Amounts billed during the period 2,318,838 - Amounts collected during the period (Book Cash Receipts) (508,625) Total Accounts Receivable at the end of the reporting period 7,176,691$ Accounts Receivable Aging Amount 0 - 30 days old 2,751,153$ 31 - 60 days old 612,440 61 - 90 days old 140,567 91+ days old 3,672,531 Total Accounts Receivable 7,176,691$ Amount considered uncollectible (Bad Debt) (3,152,109) Accounts Receivable (Net) 4,024,582$

MORQ-#3 Page 10 of 18 GT ADVANCED TECHNOLOGIES INC. et al., Case No. 14-11916 Debtor Reporting Period 2/1/15 - 2/28/15 PRE-PETITION DEBT PAYMENTS Monthly Reporting Questionnaire - #3 Vendor Name Reference Date Amount GT Advanced Technologies Ltd GOVERNMENT OF THE HKSAR A 2/5/2015 491,158$ GTAT Corporation HONGMEI ZHANG A 2/24/2015 32,065 GT Advanced Technologies Ltd AGILITY LOGISTICS SDN. BHD. B 2/10/2015 1,775 524,998$ A B Paid pursuant to the final Order, Pursuant to Bankruptcy Code Sections 105(A) and 363(B) and Bankruptcy Rules 6003 and 6004, (A) Authorizing Debtors’ Payment of Certain Prepetition Shipping and Delivery Charges and (II) Mechanic’s Lien Charges and (B) Authorizing and Directing Banks and Financial Institutions to Honor and Process Checks and Transfers Related to Such Obligations. (Docket No. 0441) Entity Total Key: Paid pursuant to the final Order Granting Debtors’ Emergency Motion, Pursuant To Bankruptcy Code Sections 105(A), 363(B), 503(B), 507(A)(4), 507(A)(8), And Bankruptcy Rules 6003 And 6004, For Entry Of Order (A) Authorizing Debtors To (I) Pay Certain Employee Compensation And Benefits And (II) Maintain And Continue Such Benefits And Other Employee related Programs And (B) Authorizing And Directing Banks And Financial Institutions To Honor And Process Checks And Transfers Related To Such Obligations. (Docket No. 0095).

MORQ-#4 Page 11 of 18 GT ADVANCED TECHNOLOGIES INC. et al., Case No. 14-11916 Debtor Reporting Period 2/1/15 - 2/28/15 PAYMENTS TO PROFESSIONALS [1] Monthly Reporting Questionnaire - #4 Entity Title Description Amount GTAT Corporation PAUL HASTINGS,LLP Professional Fees 725,855$ GTAT Corporation ALVAREZ & MARSAL NORTH AMERICA, LLC Professional Fees 333,838 GTAT Corporation ROPES & GRAY, LLP Professional Fees 330,238 GTAT Corporation KELLEY DRYE & WARREN LLP Professional Fees 318,982 GTAT Corporation KURTZMAN CARSON CONSULTANTS Professional Fees 296,598 GTAT Corporation ROTHSCHILD INC. Professional Fees 208,620 GTAT Corporation HOULIHAN LOKEY CAPITAL, INC Professional Fees 120,302 GTAT Corporation HILCO VALUATION SERVICES, LLC Valuation Services 95,000 GTAT Corporation NIXON PEABODY LLP Professional Fees 90,585 GTAT Corporation DEVINE, MILLIMET & BRANCH Professional Fees 18,928 GTAT Corporation QUINN EMANUEL URQUHART & SULLIVAN Professional Fees 852 Total 2,539,796$ Notes: [1] Excludes payments to professionals retained under the Court’s order, dated December 15, 2014, pursuant to sections 105(a), 327, 328, and 330 of the Bankruptcy Code authorizing the GTAT to retain and compensate professionals utilized by GTAT in the ordinary course of business (the “OCP Order”) [Docket No. 807]. Compensation for professionals retained under the OCP Order is separately reported.

MORQ-#6 Page 12 of 18 GT ADVANCED TECHNOLOGIES INC. et al., Case No. 14-11916 Debtor Reporting Period 2/1/15 - 2/28/15 PAYMENTS TO INSIDERS [1] Monthly Reporting Questionnaire - #6 Description Title Description Amount Gutierrez, Thomas President and Chief Executive Officer Payroll / Expenses 60,870$ Squiller, Daniel Executive Vice President, Industrial Sapphire Payroll / Expenses 48,250 Ford, Jeffrey Vice President and General Manager, DSS Business Development Payroll / Expenses 37,073 Kim, Hoil Vice President, Chief Administrative Officer, General Counsel & Secretary Payroll / Expenses 31,731 Keck, David Executive Vice President, Worldwide Sales and Service Payroll / Expenses 31,719 Bal, Kanwardev R Vice President and Chief Financial Officer Payroll / Expenses 26,107 Total 235,751$ Notes: [1] Solely, for purposes of this monthly operating report, the Debtors define “insiders” to include the following: (a) members of the board of directors of GT Advanced Technologies Inc.; and (b) statutory “officers” under section 16 of the Securities Exchange Act. The Debtors do not take any position with respect to: (a) such person’s influence over the control of the Debtors; (b) the management responsibilities or functions of such individual; (c) the decision-making or corporate authority of such individual; or (d) whether such individual could successfully argue that he or she, at the time of receipt of any transfers, was not an “insider” under applicable law (including for the purposes of section 503(c) of the Bankruptcy Code), including the federal securities laws, or with respect to any theories of liability or for any other purpose.

Page 13 of 18 EXHIBIT A

Page 14 of 18 NOTES AND SPECIFIC DISCLOSURES REGARDING DEBTORS’ STATEMENTS OF OPERATIONS AND BALANCE SHEET 1. Basis of Presentation The accompanying consolidated financial statements of the Debtors have been prepared solely for the purpose of complying with the monthly reporting requirements of the U.S. Bankruptcy Court of the District of New Hampshire (referred to herein as the "Monthly Operating Report"). The Monthly Operating Report is limited in scope, covers a limited time period and the schedules contained herein were not audited or reviewed by independent accountants nor are they intended to reconcile to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors' affiliates. Furthermore, because the Debtors’ accounting systems, policies, and practices were developed with a view to producing consolidated financial reporting on a quarterly basis, rather than by legal entity on a monthly basis, it is possible that not all assets or liabilities have been recorded at the correct legal entity of either the Debtors or the non-Debtor affiliates. The Debtors reserve all rights to supplement or amend any schedules contained in this Monthly Operating Report. The information presented herein is unaudited, subject to further review and material adjustments, and has not been subject to all procedures that would typically be applied to financial information presented in accordance with Generally Accepted Accounting Principles in the United States of America (“US GAAP”), including, but not limited to, accruals, impairment adjustments, fair value assessments, tax provision, and other recurring adjustments considered necessary by the Debtors to fairly state the financial position and results of operations for the interim period(s) presented. As part of this Monthly Operating Report, intangibles, fixed assets and other long lived assets have not been formally tested for impairment as required pursuant to US GAAP. However, certain assets reflect the Debtors view of estimated fair value. If a formal US GAAP impairment test was completed at a later date, the results may lead to material adjustments. See additional discussion in Note 3. This Monthly Operating Report does not reflect certain quarter-end and year-end adjustments to assets, liabilities and operating results; such adjustments would be reflected in future Monthly Operating Reports. As part of their restructuring efforts, the Debtors are reviewing their assets and liabilities on an ongoing basis, including without limitation with respect to intercompany claims and obligations, and nothing contained in this Monthly Operating Report shall constitute a waiver of any of the Debtors’ rights with respect to such assets, liabilities, claims and obligations that may exist. The Debtors caution readers not to place undue reliance upon the information contained in this Monthly Operating Report. The results herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the combined results and financial position of the Debtors in the future. 2. Treatment of Intercompany Transactions The Monthly Operating Report does not include intercompany balances because the Debtors and their advisors are continuing to review the Debtors’ books and records to determine the accuracy of certain intercompany charges that may be contained in or missing from those books and records. For example, prior to the Petition Date, the parent company, GT Advanced Technologies Inc., did not maintain a ledger of intercompany transactions. Furthermore, the Debtors have not made any determination that tax refunds or attributes are assets or liabilities of a particular Debtor and the Debtors reserve all of their rights on this issue. Pursuant to the Order, Pursuant to Bankruptcy Code Sections 105(A), 345(B), 363(C)(1), 364(A), 364(B), and 503(B)(1), Bankruptcy Rules 6003 and 6004, (A) Authorizing Debtors to Use Existing Cash Management System, (B) Authorizing and Directing Banks and Financial Institutions to Honor and Process Checks and Transfers, (C) Authorizing Continued Use of Intercompany Transactions, (D)Waiving Requirements of Section 345(B) of Bankruptcy Code and (E) Authorizing Debtors to Use Existing Bank Accounts and Existing Business Forms [Docket No. 64], the Debtors have kept detailed information on all post-Petition Date transfers of cash among the Debtors and such transfers amounted to approximately $546 thousand during the period covered by the Monthly Operating Report, and are laid out in further detail on page 4. A summary of net intercompany cash transfers from the petition date to the period end of this Monthly Operating Report is shown below: 3. Treatment of Certain Assets, Liabilities and GAAP Disclosures The Monthly Operating Report does not contain all disclosures that would be required for presentation in accordance with US GAAP and there can be no assurance that, from the perspective of an investor or potential investor, the Monthly Operating Report is complete. The Debtors provide the following general and limited comments regarding certain assets and liabilities which should be considered by parties reviewing this Monthly Operating Report. Case No. Case Name Transferred From Transferred To 14-11919 GTAT Corporation 31,366,925$ -$ 14-11920 GT Advanced Technologies Limited 981,358 29,866,276 14-11923 GT Sapphire Systems Group LLC - 2,482,007 32,348,283$ 32,348,283$

Page 15 of 18 NOTES AND SPECIFIC DISCLOSURES REGARDING DEBTORS’ STATEMENTS OF OPERATIONS AND BALANCE SHEET (cont.) Notes regarding certain liabilities: • The 2017 and 2020 convertible notes with a principal balance of $220M and $214M are recorded at a carrying value of $177M and $123M, respectively. The amount represented in the liabilities subject to compromise is net of $7M of deferred financing costs. The difference between the carrying value and principal balances reflect fair value adjustments. • The amounts received from Apple under the Prepayment Agreement are recorded at the principal balance of $439M as a result of the settlement approved on December 15, 2014. Prior Monthly Operating Reports reflected fair value adjustments previously required for GAAP purposes. • For the period commencing on October 6, 2014 and thereafter, the Debtors stopped accruing interest on both series of the Convertible Notes and the Prepayment amounts until further review of these obligations is completed. • Share-based compensation expenses for employee awards are reflected in the Statement of Operations. Such expenses have been calculated using a methodology consistent with past practice. Share-based compensation expense will continue to be recognized until the final outcome of the equity awards is determined. Notes regarding certain assets: • As of February 28, 2015, the Debtors have not yet completed their formal US GAAP required analysis regarding the fair value of goodwill, and certain intangibles and fixed assets. Based upon the Debtors’ estimates, as previously disclosed in the Amended December Monthly Operating Report, certain intangibles relating to previous acquisitions have been written down to zero. Additionally certain fixed assets located primarily in the Mesa and Salem facilities and other minor product lines located in other facilities, have been written down to their estimated liquidation value. • As previously disclosed in the Amended December Monthly Operating Report, reflected in the financial statements is the transfer of Advanced Sapphire Furnaces from fixed assets to inventory, including a write off of previously capitalized amounts related to the setup and installation of the equipment and write off for any material related to products the Debtors expect to discontinue. Notes regarding Income Taxes: • As of February 28, 2015, Refundable Income Taxes reflects an estimated $25M tax refund for which the Debtors intend to carry back US losses generated in the year ended 2014. Notes regarding Income (Loss) from Discontinued Operations: • As of February 28, 2015, the Company reported $876 thousand loss from discontinued operations. This amount includes the gain on the sale of certain non ASF assets in the Company's Mesa AZ facility. It also includes other costs incurred by the Company to wind down the facility. The Debtors’ financial statements presented herein have been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and liquidation of liabilities in the ordinary course of business. Certain prepetition liabilities have been reclassified as liabilities subject to compromise. Liabilities subject to compromise currently include debt obligations, amounts due to third parties for goods and services received prior to October 6, 2014, (the date of the voluntary bankruptcy petition) and certain known potential settlement claim amounts. The Debtors continue to analyze and reconcile assets and liabilities included on the balance sheet, and, therefore, the amounts reflected herein are current estimates and subject to material change as additional analysis and decisions are completed.

Page 16 of 18 STATEMENTS OF OPERATIONS EXCLUDING INTERCOMPANY ACTIVITY FOR THE PERIOD ENDED FEBRUARY 28, 2015 ($ in 000's) Case No. 14-11916 14-11919 14-11929 14-11917 14-11922 14-11925 14-11924 14-11923 14-11920 GT Advanced Technologies Inc. GTAT Corporation GT Advanced Equipment Holding LLC GT Equipment Holdings, Inc. Lindberg Acquisition Corp GT Advanced Cz LLC GT Sapphire Systems Holdings LLC GT Sapphire Systems Group LLC GT Advanced Technologies Limited [1] Non-Debtor Entities Consolidated Revenue - 689 - - - - - 1,807 216 43 2,755 Total Cost of revenue - 818 - - - - - 1,306 1,116 (141) 3,099 Gross (loss) Profit - (130) - - - - - 502 (900) 184 (344) Research and development - 1,883 - - - - - 31 0 - 1,914 Selling and marketing - 311 - - - - - 65 28 94 498 General and administrative - 1,583 1 - - (1) - 71 213 155 2,023 Contingent consideration (income) expense - 114 - - - - - - - - 114 Restructuring charges and asset impairments - 19 - - - - - - - - 19 Amortization of Intangible Assets - 244 - - - - - - - - 244 Total Operating Expenses - 4,155 1 - - (1) - 167 241 249 4,812 Income (loss) from Operations [2] - (4,285) (1) - - 1 - 335 (1,141) (65) (5,156) Interest Income - 0 - - - - - - 0 0 0 Interest (Expense) - - - - - - - - - - - Reorganization Items, income (expense) - (2,609) - - - - - - - - (2,609) Other Inc (Exp) - (66) - - - - - - (92) 141 (17) Income (loss) before Tax - (6,960) (1) - - 1 - 335 (1,233) 76 (7,782) (Benefit) provision for income taxes - - - - - - - - - 21 21 Net Income (loss) from continuing operations - (6,960) (1) - - 1 - 335 (1,233) 55 (7,803) Income (loss) from discontinued operations, net of tax - (876) - - - - - - - - (876) Net Income (loss) - (7,836) (1) - - 1 - 335 (1,233) 55 (8,679) Notes: [1] Includes immaterial amounts from GT Advanced Technologies GmbH, a non-debtor entity. [2] Includes share-based compensation expense of $0.8 M. These financial statements and accompanying notes do not purport to represent financial statements prepared in accordance with Generally Accepted Accounting Principles in the United States of America, nor are they intended to be fully reconciled to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors’ affiliates. This information is unaudited and is subject to further review and potential adjustments. The accompanying disclaimers and notes are an integral part of these financial statements.

Page 17 of 18 BALANCE SHEET EXCLUDING INTERCOMPANY BALANCES AS OF FEBRUARY 28, 2015 ($ in 000's) Case No. 14-11916 14-11919 14-11929 14-11917 14-11922 14-11925 14-11924 14-11923 14-11920 GT Advanced Technologies Inc. GTAT Corporation GT Advanced Equipment Holding LLC GT Equipment Holdings, Inc. Lindbergh Acquisition Corp. GT Advanced Cz LLC GT Sapphire Systems Holdings LLC GT Sapphire Systems Group LLC GT Advanced Technologies Limited [1] Non-Debtor Entities Consolidated Current Assets Cash and cash equivalents - 40,838 15 - - 282 - 655 24,471 2,024 68,285 Restricted cash - 1,017 - - - - - - 1,330 - 2,348 Accounts receivable, net - 1,626 - - - - - 1,952 371 77 4,025 Inventories - 406,081 - - - - - 2,045 53,182 767 462,074 Deferred costs - 2,194 - - - - - - 465 - 2,659 Vendor advances - 8,537 - - - - - - 8,310 332 17,179 Deferred income taxes - - - - - - - - - 1,417 1,417 Refundable income taxes - 26,047 - - - (1) - - - - 26,045 Prepaid expenses and other current assets - 12,429 - - - - - 438 566 253 13,686 Total current assets - 498,768 15 - - 280 - 5,090 88,696 4,870 597,718 Property, plant and equipment, net [4] - 56,576 - - - 0 - - 445 358 57,380 Intangible assets, net [4] - 24,681 - - - - - - - - 24,681 Goodwill - 51,370 - - - 1,197 - - - 4,321 56,888 Deferred cost - (2) - - - - - - 26,898 - 26,896 Other assets - 9,295 - - - 9 - - 60,886 316 70,505 Total Assets [2] [3] - 640,688 15 - - 1,486 - 5,090 176,925 9,864 834,069 Current Liabilities Prepayment obligation - 439,000 - - - - - - - 439,000 Accounts payable - 3,785 - - - 0 - 361 144 1,227 5,517 Accrued expenses and other current liabilities - 18,082 - - - (0) - 348 6,757 1,559 26,747 Contingent consideration - 0 - - - - - - - 3,061 3,061 Customer deposits - 1,268 - - - 1,987 - 1,108 12,133 57 16,554 Deferred revenue - 14,237 - - - - - 404 6,811 - 21,451 Accrued income taxes (8,753) - - - 8,608 - - 8 307 169 Total current liabilities - 467,619 - - - 10,595 - 2,220 25,854 6,211 512,499 Liabilibites Subject to Compromise 292,557 131,345 - - - 4,197 - 1,209 51,819 - 481,127 Deferred income taxes - (0) - - - - - - - (35) (35) Customer deposits - - - - - - - - 55,598 - 55,598 Deferred revenue - 151 - - - - - - 41,335 - 41,486 Contingent consideration - (0) - - - - - - - 216 216 Other non-current liabilities - (0) - - - 0 - - 90 - 90 Accrued Income Taxes - 5,424 - - - - - - - - 5,424 Total Non-Current Liabilities - 5,574 - - - 0 - - 97,023 181 102,779 Stockholder's Equity - (192,062) 39 - - (42,645) - (15,663) 108,747 (120,751) (262,337) Total Liabilities and Stockholder's Equity [3] 292,557 412,477 39 - - (27,853) - (12,234) 283,443 (114,359) 834,069 Notes: $293 $228 ($) $ $ $29 $ $17 ($107) $124 ($) [1] Includes immaterial amounts from GT Advanced Technologies GmbH, a non-debtor entity. [2] It would be prohibitively expensive, unduly burdensome, and an inefficient use of estate assets for the Debtors to obtain current market valuation of each of their assets. Accordingly, unless otherwise indicated, this monthly operating report reflect net book values as of the period end. Parties are also cautioned that book value is not, in any way, indicative of the fair market value of any of the Debtors’ assets. [3] Due to the exclusion of intercompany balances, Total Assets may not equal Total Liabilities and Stockholder's Equity. [4] Reflects Management's estimated Fair Value. These financial statements and accompanying notes do not purport to represent financial statements prepared in accordance with Generally Accepted Accounting Principles in the United States of America, nor are they intended to be fully reconciled to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors’ affiliates. This information is unaudited and is subject to further review and potential adjustments. The accompanying disclaimers and notes are an integral part of these financial statements.

Page 18 of 18 REORGANIZATION ITEMS - INCOME / (EXPENSE) As of February 28, 2015 ($ in 000's) Professional fees (2,574)$ U.S. Trustee fees (15) Court ordered late fees (20) Total (2,609)$ LIABILITIES SUBJECT TO COMPROMISE As of February 28, 2015 ($ in 000's) Convertible Notes 292,557$ Accounts payable 140,311 Accrued expenses and other liabilities 41,863 Contingent Consideration 5,835 Other non-current liabilities 561 481,127$ These financial statements and accompanying notes do not purport to represent financial statements prepared in accordance with Generally Accepted Accounting Principles in the United States of America, nor are they intended to be fully reconciled to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors’ affiliates. This information is unaudited and is subject to further review and potential adjustments. The accompanying disclaimers and notes are an integral part of these financial statements.